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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(B) OR (G) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                            MINES MANAGEMENT, INC.

             (Exact name of registrant as specified in its charter)

                    Idaho                                91-0538859

(State of incorporation or organization)  (I.R.S. Employer Identification No.)

905 W. Riverside Ave., Suite 311, Spokane, WA                99201

(Address of principal executive offices)                  (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                Name of each exchange on which

       to be so registered                  each class is to be registered

Common Stock, Par Value $0.001 per share    American Stock Exchange

If this form relates to the registration of a class of securities pursuant to

Section 12(b) of the Exchange Act and is effective pursuant to General

Instruction A.(c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to

Section 12(g) of the Exchange Act and is effective pursuant to General

Instruction A.(d), check the following box. `[  ]

Securities Act registration statement file number to which this form relates:

(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                               (Title of class)

                               (Title of class)


        INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

  Furnish the information required by Item 202 of Regulation S-K

({section}229.202 of this chapter) or Item 202 of Regulation S-B

({section}228.202 of this chapter), as applicable.

      Incorporated  by  reference  to  pages  16  and  17  of  the Registrant's

Registration Statement on Form 10-SB/A filed with the Securities  and  Exchange

Commission on February 11, 1999.

ITEM 2. EXHIBITS.

  List below all exhibits filed as a part of the registration statement:

  No exhibits are required to be filed.

                                   SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of

1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Mines Management, Inc.

  (Registrant)

Date     March 23, 2004

By   /s/ Glenn M. Dobbs, President

      Glenn M. Dobbs, President